                           CIM HIGH YIELD SECURITIES

     The total return for CIM High Yield Securities (the "Fund") was 7.76% based on net asset value (before Fund expenses) and 7.18% (after Fund expenses) for the first half of 1997. This compares very favorably with the Credit Suisse First Boston High Yield Index (the "Index") of 5.9%. For the twelve-month period ended June 30, 1997, the Fund's return was 20.56% based on net asset value (before Fund expenses) and 19.24% (after Fund expenses) compared with the Index return of 14.7%. The Fund has also performed well relative to other asset classes. For the six months ended June 30, 1997 investment grade corporate securities and ten-year Treasuries returned 3.2% and 2.5%, respectively. The Fund's performance is generally due to the ongoing focus on cash-pay, single-B average quality, shorter duration securities in the marketplace, as well as credit-specific issues. Of course, past performance is not indicative of future results.

     Market conditions continue to be very favorable for high yield securities. While the supply of high yield issues has grown at an unprecedented pace over the past year, it has been easily supported by strong demand from mutual funds, CBOs (high yield structured products), insurance companies and international investors. As a result, the spreads available from high yield securities to comparable Treasuries have tightened to approximately 339 basis points, as measured by the Index, from 417 basis points available one year ago. The current environment of low inflation, moderate economic growth, favorable Treasury and equity markets, and an equilibrium of technical factors remains very favorable for the high yield bond market. Fundamentally, we believe the Fund will continue to do well. Investors of all types continue to seek high returns in their portfolios and the high yield market continues to be an attractive candidate relative to other asset classes. For a discussion of additional considerations relating to the high yield market, see note 7 in the Notes to Financial Statements.

     Over the long term we continue to be very positive on the high yield market; default rates remain low, demand is growing from a diversified group of investors, spreads to Treasuries, while narrower than last year, are still attractive, and issuer quality has been high relative to comparable issuers in the past. Even in a scenario of a slower growing economy, companies are in much better shape financially than in the 1980s because of more conservative capitalization and a higher proportion of issuance with senior priority.

     It is our belief that the high yield market will continue to outperform other fixed income classes through various investment cycles. The current environment continues to provide solid underlying support for credit fundamentals. Our portfolio strategy continues to be oriented toward relatively stable issuers of high yield securities. We thank you for your continued support.

                                           Chancellor LGT Asset Management, Inc.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 PRINCIPAL                                                                             VALUE
  AMOUNT                                                                             (NOTE 1)
-----------                                                                         -----------
CORPORATE BONDS AND NOTES -- 122.7%
              BROADCAST/RADIO/T.V. -- 11.1%
  $ 350,000   Citadel Broadcasting Company, Sr. Sub. Note, 10.250%, 7/1/2007***...  $   350,000
  1,000,000   Katz Media Corporation, Sr. Sub. Note, 10.500%, 01/15/2007***.......      988,750
  1,000,000   Paxson Communication Corporation, Sr. Sub. Note, 11.625%,
                10/01/2002***.....................................................    1,083,750
  1,000,000   SFX Broadcasting, Inc., Sr. Sub. Note, 10.750%, 05/15/2006..........    1,095,000
    500,000   Viasystems Inc., Sr. Sub. Note, 9.750%, 6/1/2007***.................      512,500
  1,000,000   Young Broadcasting Inc., Sr. Sub. Note, 8.750%, 6/15/2007***........      970,000
                                                                                    -----------
                                                                                      5,000,000
                                                                                    -----------
              CABLE T.V. -- 8.4%
  1,000,000   Charter Communications International, Inc., Sr. Note, 11.250%,
                03/15/2006........................................................    1,082,500
  1,250,000   Galaxy Telecommunication L.P., Sr. Sub. Note, 12.375%, 10/01/2005...    1,334,375
  1,250,000   Intermedia Capital Partners, Sr. Note, 11.250%, 08/01/2006***.......    1,350,000
                                                                                    -----------
                                                                                      3,766,875
                                                                                    -----------
              FOOD/DRUG RETAILERS -- 8.4%
  1,250,000   Aurora Foods Inc., Sr. Sub. Note, 9.875%, 2/15/2007***..............    1,290,625
    750,000   Grand Union Company, Sr. Note, 12.000%, 09/01/2004..................      560,625
    650,000   North Atlantic Trading, Sr. Note, 11.000%, 6/15/2004***.............      661,375
    750,000   Pathmark Stores, Sub. Note, 12.625%, 6/15/2002......................      772,500
    500,000   Randall's Food Markets, Sr. Sub. Note, 9.375%, 7/1/2007***..........      498,750
                                                                                    -----------
                                                                                      3,783,875
                                                                                    -----------
              OTHER RETAILERS -- 8.4%
  1,250,000   Brylane Capital Corporation, Series B, Sr. Sub. Note, 10.000%,
                09/01/2003........................................................    1,321,875
    750,000   Central Tractor Farm & Country, Sr. Note, 10.625%, 4/1/2007.........      780,000
  1,000,000   Hills Stores Company, Sr. Note, 12.500%, 07/01/2003.................      785,000
    825,000   Shop Vac Corporation, Sr. Note, 10.625%, 09/01/2003***..............      878,625
                                                                                    -----------
                                                                                      3,765,500
                                                                                    -----------
              TELECOMMUNICATION -- 8.3%
    500,000   Comcast Cellular, Sr. Note, 9.500%, 5/1/2007***.....................      507,500
    750,000   Fonorola Inc., Sr. Secured Note, 12.500%, 08/15/2002................      810,000
    750,000   Metrocall, Inc., Sr. Sub. Note, 10.375%, 10/01/2007.................      690,000
  1,000,000   Paging Network, Sr. Sub. Note, 10.000%, 10/15/2008..................      965,000
    750,000   Talton Holdings Inc., 11.000%, 6/30/2007***.........................      759,375
                                                                                    -----------
                                                                                      3,731,875
                                                                                    -----------
              MANUFACTURING -- DIVERSIFIED -- 8.0%
    900,000   American Builders and Contractors, Sr. Sub. Note, 10.625%,
                5/15/2007***......................................................      927,000
  1,000,000   CMI Industries, Sr. Sub. Note, 9.500%, 10/1/2003....................    1,003,750
  1,000,000   Interlake Corporation, Sr. Sub. Debenture, 12.125%, 03/01/2002......    1,045,000
    600,000   Loomis Fargo & Company, Sr. Sub. Note, 10.000%, 1/15/2004***........      612,000
                                                                                    -----------
                                                                                      3,587,750
                                                                                    -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)

 PRINCIPAL                                                                             VALUE
  AMOUNT                                                                             (NOTE 1)
-----------                                                                         -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              OIL AND GAS -- 6.3%
 $1,000,000   Belden & Blake, Sr. Sub. Note, 9.875%, 6/15/2007***.................  $ 1,000,000
    750,000   Costilla Energy Inc., Sr. Note, 10.250%, 10/01/2006.................      780,000
    500,000   DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007.....................      495,000
    500,000   United Meridian Corporation, Sr. Sub. Note, 10.375%, 10/15/2005.....      542,500
                                                                                    -----------
                                                                                      2,817,500
                                                                                    -----------
              PACKAGING AND CONTAINERS -- 6.3%
    875,000   Delta Beverage Group Inc., Sr. Note, 9.750%, 12/15/2003***..........      915,469
    850,000   Printpack Inc., Sr. Sub Note, 10.625%, 08/15/2006***................      902,063
  1,000,000   Stone Container Corp., Sr. Sub. Note, 12.250%, 4/1/2002.............    1,027,500
                                                                                    -----------
                                                                                      2,845,032
                                                                                    -----------
              SURFACE TRANSPORT -- 5.5%
    750,000   Ameritruck Distribution Corporation, Sr. Sub. Note, 12.250%,
                11/15/2005***.....................................................      766,875
    750,000   Coach USA Inc., 9.375%, 7/1/2007***.................................      755,625
  1,000,000   Trism Inc., Gtd. Sr. Sub. Note, 10.750%, 12/15/2000.................      950,000
                                                                                    -----------
                                                                                      2,472,500
                                                                                    -----------
              APPAREL/TEXTILES -- 5.2%
    900,000   Dan River Inc., Sr. Sub. Note, 10.125%, 12/15/2003..................      949,500
    500,000   Polysindo International Finance, Note, 11.375%, 06/15/2006..........      550,000
    750,000   Tultex Corporation, Sr. Note, 10.625%, 03/15/2005...................      825,000
                                                                                    -----------
                                                                                      2,324,500
                                                                                    -----------
              FINANCE -- 5.0%
    600,000   Dollar Financial Group Inc., Sr. Note, 10.875%, 11/15/2006***.......      643,500
  1,000,000   Globalstar LP/Capital, 11.375%, 2/15/2004***........................    1,007,500
    600,000   Imperial Credit Industries, Inc., Sr. Note, 9.875%, 1/15/2007.......      598,500
                                                                                    -----------
                                                                                      2,249,500
                                                                                    -----------
              HOME FURNISHINGS -- 4.8%
  1,000,000   Lifestyle Furnishings Inc., Sr. Sub. Note, 10.875%, 08/01/2006***...    1,096,250
  1,000,000   Syratech Corp. Sr. Note, 11.000%, 4/15/2007.........................    1,072,500
                                                                                    -----------
                                                                                      2,168,750
                                                                                    -----------
              HEALTHCARE -- 4.3%
    600,000   Dade International, Inc., Sr. Sub. Note, 11.125%, 05/01/2006........      669,000
    700,000   Maxxim Medical Inc., Sr. Secured Sub. Note, 10.500%,
                08/01/2006***.....................................................      759,500
    500,000   Paracelsus Healthcare Corporation, Sr. Sub. Note, 10.000%,
                08/15/2006........................................................      512,500
                                                                                    -----------
                                                                                      1,941,000
                                                                                    -----------
              FOOD PRODUCTS -- 4.2%
  1,000,000   International Home Foods Inc., Sr. Sub. Note, 10.375%,
                11/01/2006***.....................................................    1,037,500
    750,000   Van de Kamps Inc., Sr. Sub. Note, 12.000%, 09/15/2005...............      835,312
                                                                                    -----------
                                                                                      1,872,812
                                                                                    -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)

 PRINCIPAL                                                                             VALUE
  AMOUNT                                                                             (NOTE 1)
-----------                                                                         -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              BUSINESS EQUIPMENT AND SERVICES -- 3.5%
  $ 500,000   Unifrax Investment Corporation, Sr. Note, 10.500%, 11/01/2003.......  $   519,375
  1,000,000   Unisys Corporation, Sr. Note, 12.000%, 04/15/2003...................    1,095,000
                                                                                    -----------
                                                                                      1,614,375
                                                                                    -----------
              COSMETICS/TOILETRIES -- 3.2%
    850,000   Chattem Inc., Sr. Sub. Note, 12.750%, 06/15/2004***.................      935,000
    500,000   French Fragrances Inc., Sr. Note, 10.375%, 5/15/2007***.............      516,250
                                                                                    -----------
                                                                                      1,451,250
                                                                                    -----------
              TRANSPORTATION -- 3.0%
    600,000   Ryder TRS Inc., Sr. Sub. Note, 10.000%, 12/01/2006***...............      618,000
    750,000   Valuejet Inc., Sr. Note, 10.250%, 4/15/2001.........................      711,562
                                                                                    -----------
                                                                                      1,329,562
                                                                                    -----------
              HOTELS AND CASINOS -- 2.8%
    750,000   Harrahs Jazz Company, 1st Mortgage Note, 14.250%, 11/15/2001 (In
                Default)..........................................................      296,250
  1,000,000   Trump Atlantic City Associates, 1st Mortgage Note, 11.250%,
                05/01/2006........................................................      980,000
                                                                                    -----------
                                                                                      1,276,250
                                                                                    -----------
              ECOLOGICAL -- 2.4%
  1,000,000   Allied Waste North America, Sr. Sub. Note, 10.250%, 12/01/2006***...    1,080,000
                                                                                    -----------
              LEISURE -- 2.3%
    500,000   Muzak LP Capital, Sr. Note, 10.000%, 10/01/2003.....................      521,250
    500,000   Riddell Sports Inc., Sr. Note, 10.500%, 7/15/2007***................      512,500
                                                                                    -----------
                                                                                      1,033,750
                                                                                    -----------
              STEEL -- 2.3%
  1,000,000   Florida Steel Corporation, 1st Mortgage Note, 11.500%, 12/15/2000...    1,041,250
                                                                                    -----------
              CHEMICALS AND PLASTICS -- 1.8%
    750,000   Sterling Chemicals Inc., Sr. Sub. Note, 11.750%, 08/15/2006.........      811,875
                                                                                    -----------
              METALS AND MINERALS -- 1.8%
    750,000   Kaiser Aluminum & Chemical Corporation, Sr. Sub. Note, 12.750%,
                02/01/2003........................................................      817,500
                                                                                    -----------
              RAILROADS -- 1.8%
    750,000   Johnstown America Industries, Sr. Sub. Note, 11.750%, 08/15/2005....      791,250
                                                                                    -----------
              FOOD SERVICE -- 1.6%
    700,000   CFP Holdings Inc., Sr. Note, 11.625%, 1/15/2004***..................      727,125
                                                                                    -----------
              AEROSPACE -- 1.2%
    491,000   K & F Industries, Sr. Secured Note, 11.875%, 12/01/2003.............      517,391
                                                                                    -----------
              PUBLISHING -- 0.8%
    375,000   Big Flower Press, Sr. Sub. Note, 8.875%, 7/1/2007***................      369,375
                                                                                    -----------
              TOTAL CORPORATE BONDS AND NOTES (Cost $53,880,949)..................   55,188,422
                                                                                    -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)

 PRINCIPAL                                                                             VALUE
  AMOUNT                                                                             (NOTE 1)
-----------                                                                         -----------
UNITED STATES GOVERNMENT SECURITIES -- 2.5%
              UNITED STATES TREASURY BILLS:
   $985,000   4.87%++, 07/24/1997.................................................  $   981,962
    173,000   4.84%++, 07/17/1997.................................................      172,635
                                                                                    -----------
              TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost $1,154,597).........    1,154,597
                                                                                    -----------

  SHARES
-----------
COMMON STOCK -- 1.3%
     30,000   Dr. Pepper Bottling Holdings, Class A**.............................      555,000
      1,601   Harvest Foods Inc., (02/20/1992, cost $36)** +......................        3,202
        972   Thermadyne Holdings Corporation, New**..............................       30,618
                                                                                    -----------
              TOTAL COMMON STOCK (Cost $27,331)...................................      588,820
                                                                                    -----------
PREFERRED STOCK -- 1.3% (Cost $500,000)
     20,000   K-III Communications Corporation, Sr. Exchangeable Preferred Stock,
                11.500%...........................................................      537,500
                                                                                    -----------
WARRANTS -- 0.0%# (Cost $0.00)
      1,250   Capital Gaming International Incorporated, Warrants, expire
                02/01/1999**......................................................           25
                                                                                    -----------
TOTAL INVESTMENTS (Cost $55,562,877*)..................................  127.8%      57,469,364
OTHER ASSETS AND LIABILITIES (NET).....................................  (27.8)     (12,488,487)
                                                                         -----      -----------
NET ASSETS.............................................................  100.0%     $44,980,877
                                                                         =====      ===========

---------------

    * Aggregate cost for Federal income tax purposes.
   ** Non-income producing security.
  *** Security purchased in a transaction exempt from registration under Rule 144A of the
      Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
    + Securities for which market quotations are not readily available are valued by or at the direction of the Board of Trustees. Parenthetical disclosure includes the acquisition date and cost of the security. The total fair value of such securities at
      June 30, 1997 is $3,202 which represents 0.01% of total net assets.
   ++ Rate represents annualized yield at date of purchase.
    # Amount represents less than 0.1% of total net assets.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

ASSETS:
     Investments, at value (Cost $55,562,877) (Note 1)
       See accompanying statement..........................................                    $57,469,364
     Cash..................................................................                          1,502
     Receivable for investment securities sold.............................                      1,612,396
     Interest receivable...................................................                      1,231,780
     Prepaid expenses......................................................                            744
                                                                                               -----------
          Total Assets.....................................................                     60,315,786
LIABILITIES:
     Notes payable (including accrued interest of $2,431) (Note 5).........    $12,502,431
     Payable for investment securities purchased...........................      2,400,000
     Dividends payable.....................................................        342,919
     Investment advisory fee payable (Note 2)..............................         18,569
     Accrued Trustees' fees and expenses (Note 2)..........................          5,000
     Shareholder servicing agent fees payable (Note 2).....................          3,119
     Administration fee payable (Note 2)...................................          3,333
     Custodian fees payable (Note 2).......................................          1,386
     Accrued expenses and other payables...................................         58,152
                                                                               -----------
          Total Liabilities................................................                     15,334,909
                                                                                               -----------
NET ASSETS.................................................................                    $44,980,877
                                                                                               ===========
NET ASSETS consist of:
     Undistributed net investment income...................................                    $   124,553
     Accumulated net realized loss on investments sold.....................                     (6,181,480)
     Unrealized appreciation of investments................................                      1,906,487
     Shares of beneficial interest, $0.01 per share par value,
       issued and outstanding 5,715,311....................................                         57,153
     Paid-in capital in excess of par value................................                     49,074,164
                                                                                               -----------
          Total Net Assets.................................................                    $44,980,877
                                                                                               ===========
NET ASSET VALUE PER SHARE
  ($44,980,877 / 5,715,311 shares of beneficial interest outstanding)......                    $      7.87
                                                                                               ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
     Interest......................................................                 $2,824,825
     Dividends.....................................................                     28,750
                                                                                    ----------
          Total Investment Income..................................                  2,853,575
EXPENSES:
     Interest expense (Note 5).....................................    $436,111
     Investment advisory fee (Note 2)..............................     109,464
     Legal and audit fees..........................................      24,759
     Trustees' fees and expenses (Note 2)..........................      16,889
     Administration fee (Note 2)...................................      20,000
     Shareholder servicing agent fees (Note 2).....................      11,715
     Custodian fees (Note 2).......................................       8,774
     Miscellaneous.................................................      44,587
                                                                       --------
          Total Expenses...........................................                    672,299
                                                                                    ----------
NET INVESTMENT INCOME..............................................                  2,181,276
                                                                                    ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the period.......                    924,553
     Net unrealized depreciation of investments during the
      period.......................................................                    (16,344)
                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................                    908,209
                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                 $3,089,485
                                                                                    ==========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

NET INCREASE IN CASH:
Cash flows from operating activities:
     Interest and dividends received...........................    $  2,902,438
     Operating expenses paid...................................        (229,569)
                                                                   ------------
Net cash provided by operating activities......................                     $ 2,672,869
Cash flows from investing activities:
     Increase in short-term securities, net....................        (204,445)
     Purchases of long-term securities.........................     (44,260,353)
     Proceeds from sales of long-term securities...............      43,943,666
                                                                   ------------
Net cash used in investing activities..........................                        (521,132)
                                                                                    -----------
Net cash provided by operating and investing activities........                       2,151,737
Cash flows from financing activities:
     Interest payments on notes payable........................        (438,411)
     Cash dividends paid*......................................      (1,713,247)
                                                                   ------------
Net cash used in financing activities..........................                      (2,151,658)
                                                                                    -----------
Net increase in cash...........................................                              79
Cash -- beginning of period....................................                           1,423
                                                                                    -----------
Cash -- end of period..........................................                     $     1,502
                                                                                    ===========
RECONCILIATION OF NET DECREASE IN NET ASSETS TO NET CASH
  PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
Net increase in net assets resulting from operations...........                     $ 3,089,485
     Interest expense..........................................    $    436,111
     Increase in investments...................................      (2,245,959)
     Increase in receivables for investment securities sold....      (1,612,396)
     Decrease in interest and dividends receivable.............          77,876
     Decrease in other assets..................................          12,481
     Increase in payables for investment securities
       purchased...............................................       2,400,000
     Decrease in accrued expenses and liabilities..............          (5,861)
                                                                   ------------
               Total adjustments...............................                        (937,748)
                                                                                    -----------
Net cash provided by operating and investing activities........                     $ 2,151,737
                                                                                    ===========

---------------
*Non cash financing activities include reinvestments of dividends of $445,877.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                   ENDED
                                                               JUNE 30, 1997     YEAR ENDED
                                                                (UNAUDITED)   DECEMBER 31, 1996
                                                               -------------  -----------------
Net investment income.........................................  $ 2,181,276      $ 4,354,382
Net realized gain/(loss) on investments sold during the
  period......................................................      924,553         (242,657)
Net unrealized appreciation/(depreciation) of investments
  during the period...........................................      (16,344)       2,314,525
                                                                -----------      -----------
Net increase in net assets resulting from operations..........    3,089,485        6,426,250
Distributions to shareholders from net investment income......   (2,049,437)      (4,323,851)
Net increase in net assets from Fund share transactions (Note
  4)..........................................................      445,877          756,369
                                                                -----------      -----------
Net increase in net assets....................................    1,485,925        2,858,768
NET ASSETS:
Beginning of period...........................................   43,494,952       40,636,184
                                                                -----------      -----------
End of period (including undistributed/(distributions in
  excess of) net investment income of $124,553 and $(7,286),
  respectively)...............................................  $44,980,877      $43,494,952
                                                                ===========      ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                        SIX MONTHS
                           ENDED        YEAR      YEAR       YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                          6/30/97      ENDED     ENDED      ENDED     ENDED      ENDED     ENDED     ENDED     ENDED      ENDED
                        (UNAUDITED)   12/31/96  12/31/95   12/31/94  12/31/93   12/31/92  12/31/91  12/31/90  12/31/89  12/31/88*
                        -----------   --------  --------   --------  --------   --------  --------  --------  --------  ---------
Operating performance:
Net asset value,
 beginning of period...    $7.69       $ 7.32    $ 7.11     $ 8.02    $ 7.58     $ 7.10    $ 5.65    $ 7.38    $ 9.41     $ 9.35
                           -----       ------    ------     ------    ------     ------    ------    ------    ------     ------
Net investment
 income................     0.38         0.78      0.77       0.82      0.87       0.83      0.84      0.86      1.13       1.16
Net realized and
 unrealized gain/(loss)
 on investments........     0.16         0.36      0.23      (0.89)     0.71       0.46      1.44     (1.72)    (1.96)      0.12
                           -----       ------    ------     ------    ------     ------    ------    ------    ------     ------
Net increase/(decrease)
 in net assets
 resulting from
 investment
 operations............     0.54         1.14      1.00      (0.07)     1.58       1.29      2.28     (0.86)    (0.83)      1.28
Change in net asset
 value from Fund share
 transactions..........    --           --        --         --        (0.31)     --        --        --        --         --
Distributions:
Dividends from net
 investment income.....    (0.36)       (0.77)    (0.79)     (0.84)    (0.83)     (0.81)    (0.83)    (0.87)    (1.15)     (1.13)
Distributions from net
 realized capital
 gains.................    --           --        --         --        --         --        --        --        (0.05)     (0.09)
                           -----       ------    ------     ------    ------     ------    ------    ------    ------     ------
Total from
 distributions.........    (0.36)       (0.77)    (0.79)     (0.84)    (0.83)     (0.81)    (0.83)    (0.87)    (1.20)     (1.22)
                           -----       ------    ------     ------    ------     ------    ------    ------    ------     ------
Net asset value, end of
 period................    $7.87       $ 7.69    $ 7.32     $ 7.11    $ 8.02     $ 7.58    $ 7.10    $ 5.65    $ 7.38     $ 9.41
                           =====       ======    ======     ======    ======     ======    ======    ======    ======     ======
Market value, end of
 period................    $7.94       $8.125    $7.875     $7.125    $7.875     $7.500    $6.625    $4.750    $7.000     $9.500
                           =====       ======    ======     ======    ======     ======    ======    ======    ======     ======
Total investment
 return................     7.18%       14.38%    22.72%      0.99%    16.55%(3)   25.70%   58.61%   (20.89)%  (15.18)%    11.67%
                           =====       ======    ======     ======    ======     ======    ======    ======    ======     ======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000s)......  $44,981      $43,495   $40,636    $38,678   $42,901    $30,024   $28,015   $22,283   $29,122    $36,394
Ratio of net investment
 income to average net
 assets................     9.96%+      10.46%    10.32%     10.82%    11.17%     11.00%    12.59%    13.00%    12.78%     12.07%
Ratio of operating
 expenses to average
 net assets............     1.08%(2)+    1.10%(2)  1.14%(2)   0.95%(2)  1.09%(2)   1.65%(2)  2.46%     2.35%     2.28%      2.36%
Portfolio turnover
 rate(1)...............     82.7%       172.2%     79.9%      50.6%    114.3%      40.6%     51.2%     34.9%     77.4%     209.6%

---------------

  * Chancellor Trust Company became the Fund's investment adviser effective September 30, 1988. On October 31, 1996 the Fund entered into a new investment advisory agreement with Chancellor LGT Asset Management due to the acquisition of Chancellor Capital Management, Inc., the corporate parent of Chancellor Trust Company, by Liechtenstein Global Trust, AG.
(1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio securities for a period and dividing it by the monthly average value of such securities during the period, excluding short-term securities.
(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 3.07% , 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the six months ended June 30, 1997 and for the years ended December 31, 1996, 1995, 1994, 1993, and 1992, respectively.
(3) The total return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%.
 +  Annualized.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES

     CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the Nasdaq national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis. Short-term investments that have a maturity of 60 days or less are valued at amortized cost.

     Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

     Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Chancellor LGT Asset Management, Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets.

     The Fund has also entered into an Administration and Support Agreement with First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, to provide all administrative services to the Fund other than those related to the investment decisions. First Data Investor Services Group, Inc. is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

     The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

     Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. First Data Investor Services Group, Inc. serves as the Fund's shareholder servicing agent (transfer agent).

3.  PURCHASE AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the six months ended June 30, 1997, amounted to $46,660,353 and $45,556,062, respectively.

     At June 30, 1997, aggregate gross unrealized appreciation for all securities (other than restricted securities), in which there is an excess of value over tax costs amounted to $2,845,406, and the aggregate gross unrealized depreciation for all securities (other than restricted securities) in which there is an excess of tax cost over value amounted to $938,919.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4.  FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                         SIX MONTHS ENDED         YEAR ENDED
                                                          JUNE 30, 1997        DECEMBER 31, 1996
                                                        ------------------    -------------------
                                                        SHARES     AMOUNT      SHARES     AMOUNT
                                                        -------   --------    --------   --------
Issued as reinvestment of dividends...................   57,742   $445,877     102,537   $756,369
                                                         ------   --------     -------   --------
Net increase..........................................   57,742   $445,877     102,537   $756,369
                                                         ======   ========     =======   ========

5.  NOTES PAYABLE

     The Fund currently has a $12.5 million ("commitment amount") line of credit provided by BankBoston, N.A. (formerly known as The First National Bank of Boston) (the "Bank") under an Amended Credit Agreement (the "Agreement") dated September 18, 1992, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $12.5 million or 25% of its gross assets. Interest is payable at either the Bank's Base Rate or its applicable Money Market Rate, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one quarter of one percent per annum of the average daily unused commitment amount. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 30%. At June 30, 1997, the Fund had borrowings of $12,500,000 outstanding under this Agreement. During the six months ended June 30, 1997, the Fund had an average outstanding daily balance of $12,500,000 with interest rates ranging from 6.1825% to 7.0625% and average debt per share of $2.20. For the six months ended June 30, 1997, interest expense totaled $436,111 under this Agreement.

6.  CAPITAL LOSS CARRYFORWARD

     Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

     At December 31, 1996, the Fund had available for Federal tax purposes unused capital loss carryforwards of $984,970, $3,316,747, $1,552,171, $330,065,
$679,423 and $242,657 expiring in 1998, 1999, 2000, 2002, 2003, and 2004, respectively.

7.  CONCENTRATION OF RISK

     The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk and volatility than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

8.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                        NET INCREASE/
                                                                  NET REALIZED AND        (DECREASE)
                                                     NET             UNREALIZED         IN NET ASSETS
                              INVESTMENT         INVESTMENT          GAIN/(LOSS)        RESULTING FROM
                                INCOME             INCOME          ON INVESTMENTS         OPERATIONS
                            ---------------    ---------------    -----------------    ----------------
                            TOTAL      PER     TOTAL      PER      TOTAL      PER      TOTAL      PER
                            (000)     SHARE    (000)     SHARE     (000)     SHARE     (000)     SHARE
                            ------    -----    ------    -----    -------    ------    ------    ------
1997 -- QUARTER ENDED
March 31, 1997...........   $1,389    $0.24    $1,059    $0.19    $  (236)   $(0.04)   $  822    $ 0.14
June 30, 1997............    1,465     0.26     1,122     0.20      1,144      0.20     2,267      0.40
1996 -- QUARTER ENDED
March 31, 1996...........    1,419     0.25     1,100     0.20      1,406      0.25     2,506      0.45
June 30, 1996............    1,368     0.24     1,035     0.18     (1,616)    (0.29)     (581)    (0.11)
September 30, 1996.......    1,433     0.26     1,098     0.20      1,648      0.29     2,746      0.49
December 31, 1996........    1,462     0.26     1,121     0.20        634      0.11     1,755      0.31
1995 -- QUARTER ENDED
March 31, 1995...........    1,435     0.26     1,092     0.20      1,203      0.22     2,295      0.42
June 30, 1995............    1,422     0.26     1,028     0.19      1,073      0.19     2,101      0.38
September 30, 1995.......    1,410     0.26     1,072     0.20       (254)    (0.04)      818      0.16
December 31, 1995........    1,379     0.25     1,019     0.18       (843)    (0.14)      176      0.04

                                                           CIM

--------------------------------------------------------------------------------
                                                           HIGH YIELD SECURITIES




                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1997



This report is sent to
shareholders of CIM High Yield
Securities for their information.
It is not a Prospectus,
circular or representation
intended for use in the
purchase or sale of shares
of the Fund or of any securities
mentioned in the report.